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Exhibit 10.27

NETAPP, INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT (PERFORMANCE-BASED)

NOTICE OF RESTRICTED STOCK UNIT GRANT

Unless otherwise defined herein, the terms defined in the NetApp, Inc. 2021 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement (Performance-Based) which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, the Additional Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit B and all other exhibits, appendices, and addenda attached hereto (the “Award Agreement”).

Participant Name:

Address:

The Participant has been granted an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Vesting Commencement Date: ______________________________

Target Number of Restricted Stock Units: ______________________________

Maximum Number of Restricted Stock Units: ______________________________

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan, this Award Agreement or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent or Subsidiary of the Company, as applicable) governing the terms of this Award, the Restricted Stock Units will be scheduled to vest according to the following vesting schedule:

[INSERT VESTING SCHEDULE]

Participant acknowledges and agrees that by clicking the “ACCEPT” button corresponding to this grant through the grant acceptance page on E*TRADE, it will act as Participant’s electronic signature to the Award Agreement and Participant acknowledges and agrees that this Award of

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Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, the Additional Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit B and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement.

Participant should retain a copy of Participant’s electronically signed Award Agreement; Participant may obtain a paper copy at any time and at the Company’s expense by requesting one from Stock Administration at stockadmin@netapp.com. If Participant would prefer not to electronically sign this Award Agreement, Participant may accept this Award Agreement by signing a paper copy of the Award Agreement and delivering it to Stock Administration at 3060 Olsen Drive, San Jose, CA 95128. A copy of the Plan is available upon request made to Stock Administration.

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EXHIBIT A

NETAPP, INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT (PERFORMANCE-BASED)

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1.
Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 21 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.
Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share (or a cash amount equal to the value of a Share on the date it becomes vested if the Company elects to settle the Restricted Stock Unit in cash) on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent or Subsidiary of the Company, as applicable, governing the terms of this Award, Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.
Payment after Vesting.
(a)
General Rule. Subject to Section 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 2 and Section 4(c), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)
Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested

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Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
(c)
Section 409A.
(i)
If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)
Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the termination of Participant’s status as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Administrator), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(iii)
It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulations Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of Participant’s status as a Service Provider, termination of employment, or similar phrases will be references to Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company or any Parent or Subsidiary of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any or no

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reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.
6.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent or Subsidiary of the Company to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.
(b)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the Service Recipient will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by: (i) paying cash in U.S. dollars, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount

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that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time.
(c)
Tax Consequences. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Restricted Stock Units to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Restricted

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Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
8.
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award of Restricted Stock Units will be treated as the Administrator determines (subject to the provisions of Section 16.3 of the Plan) without Participant’s consent, including, without limitation, that (a) Awards of Restricted Stock Units will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (b) upon written notice to Participant, that the Participant’s Award of Restricted Stock Units will terminate upon or immediately prior to the consummation of such merger or Change in Control, (c) outstanding Awards of Restricted Stock Units will vest and become realizable or payable, or restrictions applicable to an Award of Restricted Stock Units will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, (d) (i) the termination of an Award of Restricted Stock Units in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the realization of Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the realization of Participant’s rights, then such Award of Restricted Stock Units may be terminated by the Company without payment), or (ii) the replacement of such Award of Restricted Stock Units with other rights or property selected by the Administrator in its sole discretion, or (e) any combination of the foregoing. In taking any of the actions permitted under this Award Agreement, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly. For purposes of clarification, the provisions of Section 16.3 of the Plan apply to the Award of Restricted Stock Units.
9.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET

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FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
12.
Leave of Absence. The vesting of Restricted Stock Units will not be suspended and will continue in accordance with the vesting schedule under this Award Agreement during Participant’s authorized leave of absence from any Service Recipient employing Participant, subject to the remaining terms of this Award Agreement and the Plan.
13.
Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)
all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;
(d)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable and cannot be predicted;

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(g)
for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date; provided, however, that such right to vest will be extended by any notice period (e.g., Participant’s period of service will include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of Restricted Stock Units (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)
the following provisions apply only if Participant is providing services outside the United States:
(i)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)
Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

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14.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.
15.
Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect

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Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

16.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at NetApp, Inc., 3060 Olsen Drive, San Jose, CA 95128, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.
17.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
18.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
19.
Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
20.
Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

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21.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
22.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
23.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
24.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
25.
Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units.
26.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
27.
Governing Law; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of the State of

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California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
28.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant acknowledges that the laws of the country in which Participant is working at the time of grant, vesting, or the sale of Shares received pursuant to this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.
29.
Holding Period Condition. Notwithstanding anything to the contrary in this Award Agreement, any Shares issued to Participant pursuant to this Award are subject to the terms and conditions of Section 6.5 of the Plan.
30.
Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

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EXHIBIT B

NETAPP, INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT (PERFORMANCE-BASED)

ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

Terms and Conditions

This Exhibit B includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Exhibit B have the meanings set forth in the Plan and/or the Award Agreement.

Notifications

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant's participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of Participant's participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or Participant sells shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant's particular situation and the Company is not in a position to assure Participant of a particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant's country may apply to Participant's situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, the information contained herein may not be applicable to Participant.

Countries Within the European Economic Area and the United Kingdom (“EEA+”)

Data Privacy. This provision replaces Section 15 of the Award Agreement:

NetApp, Inc., with registered offices at 251 Little Falls Drive, Wilmington, DE, 19808, U.S.A., the controller, is responsible for the processing of Participant's personal data in connection with the Award Agreement and the Plan. The Company's representative in the EEA+ is NetApp Holding and Manufacturing BV.

Data Collection and Usage. The Company collects, processes and uses personal data about the Participant, including but not limited to, the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or

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other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all equity awards or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or other Service Recipients (“Personal Data”). In order for Participant to participate in the Plan, the Company will collect Personal Data for purposes of allocating shares and implementing, administering and managing the Plan. The Company’s legal basis for the processing of Personal Data is the necessity of the processing for the Company's performance of its obligations under the Plan and, where applicable, the Company’s legitimate interest of complying with contractual or statutory obligations to which it is subject.

Stock Plan Administration and Service Providers. The Company may transfer Personal Data to E*Trade Financial Services, Inc. and E*Trade Securities LLC (“E*Trade”), an independent service provider which is assisting the Company with the implementation, administration and management of the Plan. E*Trade may open an account for Participant to receive and trade shares of Common Stock. The Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with E*Trade, with such agreement being a condition to the ability to participate in the Plan.

International Data Transfers. Personal Data will be transferred from the EEA+ to the Company based on NetApp’s Binding Corporate Rules which may be found at netapp.com/us/media/binding-corporate-rules.pdf and from the Company to E*Trade based on the necessity of the transfer for the Company's performance of its obligations under the Plan. The Participant may request a copy of any applicable safeguards at:

ng-privacy@netapp.com

NetApp, Inc.

c/o Legal Department

Attn: Global Chief Privacy Officer

3060 Olsen Drive

San Jose, CA 95128, USA

Data Retention. The Company will use Personal Data only as long as necessary to implement, administer and manage the Participant's participation in the Plan or as required to comply with legal or regulatory obligations, including, without limitation, under tax and securities laws. When the Company no longer needs Personal Data for any of the above purposes, the Company will cease to use Personal Data and remove it from its systems. If the Company keeps Personal Data beyond the Participant's termination of Service, it would be to satisfy tax, legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.

Data Subject Rights. Participant understands that he or she may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, Personal Data processed by the Company, (ii) rectification of incorrect Personal Data, (iii) deletion of Personal Data, (iv) restrictions on the processing of Personal Data, (v) object to the processing of Personal Data for legitimate interests, (vi) portability of Personal Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Personal Data. To receive clarification

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regarding these rights or to exercise these rights, the Participant can contact NetApp’s Global Chief Privacy Officer at ng-privacy@netapp.com or at the mailing address in Section 20(c).

Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Personal Data is necessary for the performance of the Award Agreement and that the Participant's refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant's ability to participate in the Plan.

ARGENTINA

Notifications

Securities Law Information. Neither the Restricted Stock Units nor the issuance of the Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information. Please note that exchange control regulations in Argentina are subject to frequent change. Participant should consult with Participant's personal legal advisor regarding any exchange control obligations that Participant may have.

Foreign Asset / Account Reporting Information. Participant is required to report certain information regarding any Shares Participant holds as of December 31 each year to the Argentine tax authorities on Participant's annual tax return.

AUSTRALIA

Terms and Conditions

Class Order Exemption. The offer of Restricted Stock Units is intended to comply with the provisions of the Corporations Act 2001, Australian Securities & Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of Restricted Stock Units to Australian Resident Employees, which is provided to Participant in the country-specific consents and notifications section at the end of the Award Agreement.

Notifications

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

AUSTRIA

Notifications

Exchange Control Information. If Participant holds Shares obtained through the Plan outside of Austria, Participant must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not exceed €30,000,000 or as of December 31 does not exceed €5,000,000. If the former threshold is exceeded, quarterly

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obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be given. The annual reporting date is as of December 31 and the deadline for filing the annual report is March 31 of the following year.

When Shares are sold, there may be exchange control obligations if the cash received is held outside Austria. If the transaction volume of all Participant's accounts abroad exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.

BELGIUM

Notifications

Foreign Asset / Account Reporting Information. Participant is required to report any security or bank account (including brokerage accounts) Participant maintains outside of Belgium on Participant's annual tax return. The first time Participant reports the foreign security and/or bank account on Participant's annual income tax return Participant will have to provide the Central Contact Point with the National Bank of Belgium account number, the name of the bank and the country in which the account was opened in a separate form. The form, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the caption Kredietcentrales / Centrales des crédits.

BRAZIL

Terms and Conditions

Compliance with Law. By accepting the Restricted Stock Units, Participant agrees to comply with applicable Brazilian law in connection with the Restricted Stock Units. Without limitation to the foregoing, Participant agrees to report and pay any and all tax resulting from the vesting of the Restricted Stock Units, the sale of Shares and the receipt of any dividends.

Labor Law Acknowledgement. In accepting the Restricted Stock Units, Participant acknowledges that (i) Participant is making an investment decision and (ii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting period without compensation to Participant.

Notifications

Exchange Control Information. If Participant is a resident of or domiciled in Brazil, Participant will be required to submit an annual declaration of assets and rights held outside of Brazil (including Shares) to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Quarterly reporting is required if such amount exceeds US$100,000,000. Assets and rights that must be reported include Shares acquired under the Plan.

CANADA

Terms and Conditions

Vesting Schedule. This provision replaces Section 13(g) of the Award Agreement:

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(g) for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated and vesting of the Restricted Stock Units will cease as of the date that is the earlier of: (i) the date Participant’s employment with the Company or other Service Recipient is terminated; or (ii) the date Participant receives notice of termination of employment or service from the Company or Service Recipient; regardless of the reason for such termination and whether or not later found to be invalid or in breach of any applicable law, including Canadian provincial employment law (including but not limited to statutory law, regulatory law and/or common law) or the terms of Participant’s employment or service agreement, if any. The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of Restricted Stock Units (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period. Participant will not earn or be entitled to pro-rated vesting for that portion of time before the date on which Participant’s right to vest terminates or if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

Form of Settlement. Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Restricted Stock Units are related to future services to be performed and are not a bonus or compensation for past services. Restricted Stock Units granted to employees resident in Canada shall be paid in Shares only, notwithstanding any discretion to settle Restricted Stock Units in cash as set out in Section 2 of the Award Agreement and Section 10.4 of the Plan.

Disclosure of Participant Information. This provision supplements Section 15 of the Award Agreement and applies if Participant is a resident of Quebec:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parent or Subsidiary and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent or Subsidiary to record such information and to keep such information in Participant's employee file.

Language Consent. The following provision will apply if Participant is a resident of Quebec:

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir expressement souhaité que la convention (“Agreement”), ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la

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présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Participant is permitted to sell Shares acquired under the Plan provided the resale of such Shares takes place outside of Canada through facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the Nasdaq.

Foreign Asset / Account Reporting Information. Foreign property (including Shares) held by Canadian residents must be reported annually to the tax authorities on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign property exceeds C$100,000 at any time during the year. If the C$100,000 cost threshold is exceeded by other foreign property held, Participant's Restricted Stock Units must be reported as well. Such Restricted Stock Units generally may be reported at a nil cost. Form T1135 must be filed by April 30th of the following year when such foreign property was held by a Canadian resident.

CHILE

Notifications

Securities Law Information. The offer of the Award constitutes a private offering in Chile effective as of the Date of Grant. The offer of the Award is made subject to General Ruling N° 336 of the Chilean Commission for the Financial Market (“CMF”). The offer refers to securities not registered at the Securities Registry or at the Foreign Securities Registry of the CMF, and, therefore, such securities are not subject to oversight of the CMF. Given that the Award is not registered in Chile, the Company is not required to provide information about the Award or Shares in Chile. Unless the Award and/or the Shares are registered at the corresponding registries of the CMF, a public offering of such securities cannot be made in Chile.

Esta oferta del otorgamiento constituye una oferta privada en Chile efectiva a partir de la Fecha de la Concesión (Grant Date, según se define en este documento). Esta oferta del otorgamiento es realizada conforme a las disposiciones de laNorma de Carácter General No. 336 de la Comisión para el Mercado Financiero de Chile (“CMF”). La oferta se refiere a valores no inscritos en el Registro de Valores o en el Registro de Valores Extranjeros de la CMF y, por lo tanto, tales valores no están sujetos a la fiscalización de ésta. Dado que el otorgamiento no está registrado en Chile, no se requiere que la Compañía provea información sobre el referido otorgamiento o las Acciones Ordinarias (Shares, según se define en este documento) en Chile. A menos que el otorgamiento y/o las Acciones Ordinarias estén registradas con la CMF, una oferta pública de tales valores no puede hacerse en Chile.

Exchange Control Information. Participant is not required to repatriate proceeds obtained from the sale of Shares or from dividends to Chile; however, if Participant decides to repatriate proceeds from the sale of Shares and/or dividends and the amount of the proceeds to be repatriated exceeds US$10,000, Participant must effect such repatriation through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office). In such case, Participant must report the payment to the commercial bank or registered foreign exchange office receiving the funds.

If Participant's aggregate investments held outside of Chile exceeds US$5,000,000 (including shares acquired under the Plan), Participant must report such investments annually to

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the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report.

Foreign Asset/Account Reporting Information. Chilean taxpayers are required to inform the Chilean Internal Revenue Service (the “CIRS”) annually of (i) the results of investments held abroad and (ii) any taxes paid abroad which will be used as credit against Chilean income tax. The Form 1929 disclosing this information must be submitted electronically through the CIRS website before June 30 of each year: www.sii.cl. Chilean taxpayers who fail to meet these requirements may be ineligible to receive certain foreign tax credits.

CHINA

Terms and Conditions

Sale Requirements. Participant agrees that they must (and that Participant shall) sell, transfer or otherwise dispose of the Shares acquired pursuant to this Award of Restricted Stock Units in such manner and subject to such terms and conditions as the Company or the Service Recipient determines within six (6) months after Participant ceases to be a Service Provider, or such other period of time as the Company or the Service Recipient may designate from time to time to comply with applicable legal or administrative requirements, including any registration, regulation, requirement or other similar law, statute, rule or regulation promulgated or requested by the State Administration of Foreign Exchange (“SAFE”) or its local agency (the “Disposition Deadline”). Participant hereby authorizes the Company or the Service Recipient and appoint the Company and the Service Recipient as Participant's attorney-in-fact to sell on Participant's behalf any Shares held by Participant on or after the Disposition Deadline, without any further action, consent or instruction by Participant to facilitate compliance with applicable legal requirements. Participant further agrees and acknowledges that Participant will be responsible and liable for all the costs associated with any such sale of Shares and that neither the Company nor the Service Recipient will be liable to Participant or any other person or entity for any losses or other liabilities that may result to Participant as a result of any such sale. Participant acknowledges and understands that Participant must maintain Shares acquired under the Plan in an account maintained by the Company’s designated broker. If the Company changes its designated broker, Participant acknowledges and agrees that the Company may transfer any Shares issued under the Plan to the new designated broker if necessary for legal or administrative reasons. Participant agrees to sign any documentation necessary to facilitate the transfer.

Exchange Control Requirements. Participant understands and agrees that, pursuant to local exchange control requirements, Participant will be required to repatriate the cash proceeds from the sale of the Shares issued upon the vesting of the Restricted Stock or any cash dividends paid on such shares to China. Participant further understands that, under local law, such repatriation of funds may need to be effectuated through a special exchange control account established by the Company, Parent or Subsidiary or the Service Recipient, and Participant hereby consents and agrees that any funds Participant acquires may be transferred to such special account prior to being delivered to Participant. If the funds are converted to local currency, Participant acknowledges that the Company is under no obligation to secure any exchange conversion rate, and the Company may face delays in converting the funds to local currency due to exchange control restrictions in China. Participant agrees to bear the risk of any exchange conversion rate fluctuation between the date the funds are received and the date of conversion of the funds to local currency. Participant further agrees to comply with any other requirements that may be imposed

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by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Participant understands that the Service Recipient to which Participant provides service must be registered with the State Administration of Foreign Exchange (“SAFE”) prior to settlement of the Restricted Stock Units. If the Company is unable to obtain registration approval for Participant's Service Recipient and/or any other relevant Chinese affiliate to which Participant provides service prior to the vesting of such Restricted Stock Units, the settlement of the Restricted Stock Units may be delayed.

CZECH REPUBLIC

Notifications

Exchange Control Information. The Czech National Bank may requires Participant to fulfill certain notification duties in relation to the Restricted Stock Units and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, Participant should consult Participant's personal legal advisor prior to the vesting of the Restricted Stock Units to ensure compliance with current regulations. It is Participant's responsibility to comply with applicable Czech exchange control laws.

DENMARK

Terms and Conditions

Danish Stock Option Act. Participant acknowledge that they have received the Employer Statement in Danish which sets forth additional information about the Restricted Stock Units to the extent that the Danish Stock Option Act applies.

Notifications

Foreign Asset / Account Reporting Information. Under the Danish Tax Reporting Act Participant must report Shares held in a foreign bank or brokerage account and deposit accounts with a foreign bank or broker in Participant's tax return under the section on foreign affairs and income. The use of the Forms V and K have been discontinued.

FINLAND

There are no country specific provisions.

FRANCE

Terms and Conditions

Tax Information. The Restricted Stock Units described herein are not intended to qualify for the French specific tax and social regime provided by sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code.

Language Consent. The parties acknowledge and agree that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given

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or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir expressement souhaité que la convention (“Agreement”), ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Exchange Control Information. If Participant holds Shares outside of France or maintain a foreign bank account, Participant is required to report such to the French tax authorities when Participant file their annual tax return.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for Participant.

Foreign Asset / Account Reporting Information. If Participant's acquisition of Shares under the Plan leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when Participant file Participant's tax return for the relevant year. A qualified participation is attained in the unlikely event that (i) the value of the Shares acquired exceeds €150,000 or (ii) Participant hold Shares exceeding 10% of the Company’s total Shares.

GREECE

There are no country specific provisions.

HONG KONG

Terms and Conditions

Form of Settlement. Restricted Stock Units granted to employees resident in Hong Kong shall be paid in Shares only, notwithstanding any discretion to settle Restricted Stock Units in cash as set out in Section 2 of the Award Agreement and Section 10.4 of the Plan.

Settlement of Restricted Stock Units and Sale of Shares. In the event Participant's Restricted Stock Units vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that Participant will not dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for purposes of ORSO, Participant's grant shall be void.

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Notifications

Securities Law Information. Warning: The Restricted Stock Units and Shares issued at vesting do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company, its Parent or Subsidiary. The Award Agreement, including this Exhibit B, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong nor have the documents been reviewed by any regulatory authority in Hong Kong. The Restricted Stock Units are intended only for the personal use of each eligible employee of the Service Recipient, the Company or any Parent or Subsidiary and may not be distributed to any other person. If Participant is in any doubt about any of the contents of the Award Agreement, including this Exhibit B, or the Plan, Participant should obtain independent professional advice.

HUNGARY

There are no country specific provisions.

ICELAND

Notifications

Exchange Control Information. Participant should consult with Participant's personal advisor to ensure compliance with any applicable exchange control laws and regulations in Iceland, as such regulations are subject to frequent change. Participant is responsible for ensuring compliance with all exchange control laws and regulations in Iceland.

INDIA

Notifications

Exchange Control Information. Participant is required to repatriate to India any cash dividends paid on Shares acquired under the Plan within 180 days of payment and any proceeds from the sale of such Shares within 90 days of receipt, or within such other period of time prescribed upon applicable Indian exchange control regulations. Upon repatriation, a foreign inward remittance certificate (“FIRC”) will be issued by the bank where the foreign currency is deposited. The FIRC should be retained as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation.

Foreign Asset / Account Reporting Information. Participant is required to declare foreign bank accounts and any foreign financial assets in Participant's annual tax return.

Tax Information. The amount subject to tax at vesting will partially be dependent upon a valuation that the Company will obtain from a Merchant Banker in India. The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law.

INDONESIA

Terms and Conditions

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Language Consent. A translation of the documents relating to the Award (i.e., the Award Agreement and the Plan) into Bahasa Indonesia can be provided to Participant upon request to Attn: Stock Administration at 3060 Olsen Drive, San Jose, CA, 95128, U.S.A.

By accepting the Award, Participant (i) confirm having read and understood the documents relating to the Award (i.e., the Plan and the Award Agreement) which were provided in the English language, (ii) accept the terms of those documents accordingly, and (iii) agree not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan Bahasa. Terjemahan dari dokumen-dokumen terkait dengan penghargaan ini (yaitu Perjanjian dan Rencana) ke dalam Bahasa Indonesia dapat disediakan untuk anda berdasarkan permintaan kepada: Stock Administration at 3060 Olsen Drive, San Jose, CA 95128, U.S.A.

Dengan menerima pemberian, anda (i) memberikan konfirmasi bahwa anda telah membaca dan memahami dokumen-dokumen berkaitan dengan pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan ataupun Peraturan Presiden sebagai pelaksanaannya (ketika diterbitkan).

Notifications

Exchange Control Information. If Participant remits proceeds from the sale of shares into Indonesia, the Indonesian Bank through which the transaction is made will submit a report on the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, Participant must complete a “Transfer Report Form.” The Transfer Report Form will be provided to Participant by the bank through which the transaction is made.

IRELAND

Notifications

Director Notification Obligation. If Participant is a director, shadow director or secretary of the Company's Irish Subsidiary or affiliate whose interest in the Company represents more than 1% of the Company’s voting share capital, Participant must notify the Irish Subsidiary or affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

ISRAEL

Terms and Conditions

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Trust Arrangement. Participant understands and agrees that the Restricted Stock Units are offered subject to and in accordance with the terms of the trust agreement. Specifically, the Shares issued upon vesting of the Restricted Stock Units shall be delivered to and controlled by a trustee appointed by the Company or its Subsidiary or affiliate in Israel (the “Trustee”) for Participant's benefit for at least such period of time as required by Section 102 or any shorter period determined under the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended (the “Ordinance”) or by the Israeli Tax Authority (the “Lock-Up Period”). The Restricted Stock Units and Shares shall be controlled by the Trustee for the benefit of Participant and the provisions of Section 102 of the Ordinance and the Income Tax (Tax Abatement on the Grant of Shares to Employees) Regulations 2003 shall apply to such Restricted Stock Units or Shares for all purposes. Participant shall be able, at any time, to request the sale of the Shares or the release of the Shares from the Trustee, subject to the terms of the Plan, this Award Agreement and any applicable law. Without derogating from the aforementioned, if the Shares are released by the Trustee during the Lock-Up Period, the sanctions under Section 102 of the Ordinance shall apply to and be borne by Participant. The Shares shall not be sold or released from the control of the Trustee unless the Company, the Service Recipient and the Trustee are satisfied that the full amount of Withholding Obligations due have been paid or will be paid in relation thereto.

Notifications

Securities Law Information. An exemption from filing a prospectus in relation to the Plan has been granted to the Company by the Israeli Securities Authority. Copies of the Plan and the Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission are available from Attn: Stock Administration at 3060 Olsen Drive, San Jose, CA 95128, U.S.A.

ITALY

Terms and Conditions

Plan Document Acknowledgment. In accepting the Restricted Stock Units, Participant acknowledges that they have received a copy of the Plan and the Award Agreement and have reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understand and accept all provisions of the Plan and the Award Agreement, including this Exhibit B.

In addition, Participant further acknowledge that Participant has read and specifically and expressly approve without limitation the following clauses in the Award Agreement: Section 5 (Forfeiture upon Termination of as a Service Provider); Section 7 (Tax Obligations); Section 13 (Nature of Grant); and Section 15 (Data Privacy).

Notifications

Foreign Asset / Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.

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JAPAN

Notifications

Exchange Control Information. If Participant acquires Shares valued at more than JPY 100 million in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the Shares.

Foreign Asset / Account Reporting Information. If Participant holds foreign assets (including Shares acquired under the Plan) with a total net fair market value exceeding JPY 50 million as of December 31 of each year, Participant is required to report such assets to the National Tax Administration by March 15 of the following year.

JORDAN

There are no country specific provisions.

KOREA

Notifications

Foreign Asset / Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts in June of the immediately following year if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during a calendar year. It is Participant's responsibility to comply with applicable reporting obligations and Participant should consult with Participant's personal tax advisor in this regard.

LEBANON

Securities Law Information. The Plan does not constitute the marketing or offering of securities In Lebanon pursuant to Law No. 161 (2011), the Capital Markets Law. Offers under the Plan are being made only to eligible employees of the Company or a Subsidiary.

LUXEMBOURG

There are no country specific provisions.

MACEDONIA

Notifications

Exchange Control Information. Participant should consult with Participant's personal advisor to ensure compliance with any applicable exchange control laws and regulations in Macedonia, as such regulations are subject to frequent change. Participant is responsible for ensuring compliance with all exchange control laws and regulations in Macedonia.

MALAYSIA

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Terms and Conditions

Disclosure of Participant Information. This provision supplements Section 15 of the Award Agreement:

Participant hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of Participant's personal data as described in this Award Agreement and any other award grant materials by and among, as applicable, the Service Recipient, the Company and any other affiliates for the exclusive purpose of implementing, administering and managing Participant's participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant's name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares or equivalent benefits awarded, canceled, purchased, exercised, vested, unvested or outstanding in Participant's favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Data is supplied by the Company and also by Participant through information collected in connection with the Award Agreement and the Plan.

Participant understands that Data will be transferred to E*TRADE or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than

Anda dengan ini secara eksplisit dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi anda seperti yang diterangkan dalam Perjanjian ini dan apa-apa bahan pemberian Anugerah yang lain oleh dan di antara, seperti yang berkenaan, Majikan, Syarikat dan mana-mana Ahli Gabungan lain untuk tujuan eksklusif bagi melaksanakan, mentadbir dan menguruskan penyertaan anda di dalam Pelan.

Anda memahami bahawa Syarikat dan Majikan mungkin memegang maklumat peribadi tertentu tentang anda, termasuk, tetapi tidak terhad kepada, nama anda, alamat rumah dan nombor telefon, alamat emel, tarikh lahir, nombor insurans sosial, pasport atau nombor pengenalan lain (seperti, nombor pendaftaran penduduk tetap atau nombor kad pengenalan), gaji, kewarganegaraan, jawatan, apa-apa syer Saham Biasa atau jawatan pengarah yang dipegang dalam Syarikat, butir-butir semua Anugerah atau apa-apa hak lain atas syer Saham Biasa atau faedah bersamaan yang dianugerahkan, dibatalkan, dibeli, dilaksanakan, terletak hak, tidak diletak hak ataupun yang belum dijelaskan bagi faedah anda (“Data”), untuk tujuan eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan tersebut. Data tersebut dibekalkan oleh Syarikat dan juga oleh anda melalui maklumat yang dikumpul berkaitan dengan Perjanjian dan Pelan.

Anda memahami bahawa Data ini akan dipindahkan kepada E*TRADE atau pembekal perkhidmatan pelan saham lain yang mungkin dipilih oleh Syarikat pada masa depan, yang membantu Syarikat dengan pelaksanaan, pentadbiran dan pengurusan Pelan. Anda memahami bahawa

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Participant's country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of Data by contacting Participant's local human resources representative, Stock Administration at stockadmin@netapp.com. Participant authorizes the Company, E*TRADE and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom any Shares acquired under the Plan may be deposited. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant's participation in the Plan. Participant understands that Participant may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data, limit the processing of Data or refuse or withdraw the consents herein, in any case without cost, by contacting Participant's local human resources representative. Further, Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant's consent, Participant's employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing Participant's consent is that the Company would not be able to grant Participant's award or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant's consent may affect Participant's ability to participate in the Plan. For more information on the consequences of Participant's refusal to consent or withdrawal of consent, Participant understands that penerima-penerima Data mungkin berada di Amerika Syarikat atau mana-mana tempat lain, dan bahawa negara penerima-penerima mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara anda. Anda memahami bahawa anda boleh meminta satu senarai yang mengandungi nama-nama dan alamat-alamat penerima-penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatan anda, iaitu Stock Administration at stockadmin@netapp.com. Anda memberi kuasa kepada Syarikat, E*TRADE dan mana-mana penerima-penerima lain yang mungkin membantu Syarikat (pada masa sekarang atau pada masa depan) dengan melaksanakan, mentadbir dan menguruskan Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, bagi tujuan tunggal melaksanakan, mentadbir dan menguruskan penyertaan anda di dalam Pelan, termasuk apa-apa pemindahan Data yang dikehendaki kepada broker, egen eskrow atau pihak ketiga dengan siapa sebarang syer Saham Biasa yang dibeli di bawah Pelan boleh didepositkan. Anda memahami bahawa Data hanya akan disimpan selagi ia adalah diperlukan untuk melaksanakan, mentadbir, dan menguruskan penyertaan anda dalam Pelan. Anda memahami bahawa anda boleh, pada bila-bila masa, melihat Data, meminta maklumat mengenai penyimpanan dan pemprosesan Data, meminta mana-mana pindaan yang perlu ke atas Data, mengehadkan pemprosesan Data, atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes tanpa kos, dengan menghubungi wakil sumber manusia tempatan. Selanjutnya, anda memahami bahawa anda memberikan persetujuan di sini secara sukarela semata-mata. Sekiranya anda tidak bersetuju, atau sekiranya anda kemudian membatalkan persetujuan anda, status pekerjaan atau perkhidmatan anda dengan Syarikat tidak akan terjejas; satu-satunya akibat sekiranya anda tidak bersetuju atau menarik balik persetujuan anda adalah bahawa Syarikat tidak akan dapat

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Participant may contact their local human resources representative.

memberikan anda Unit Saham atau anugerah ekuiti lain atau mentadbir atau mengekalkan anugerah-anugerah tersebut. Oleh itu, anda memahami bahawa keengganan atau penarikan balik persetujuan anda boleh menjejaskan keupayaan anda untuk mengambil bahagian dalam Pelan. Untuk maklumat lebih lanjut mengenai akibat-akibat keengganan anda untuk memberikan keizinan atau penarikan balik keizinan, anda memahami bahawa anda boleh menghubungi wakil sumber manusia tempatan.

Notifications

Director Notification Obligation. If Participant is a director of the Company's Malaysian Subsidiary or affiliate, Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary or affiliate in writing when Participant receives or disposes of an interest (e.g., an award under the Plan or Shares) in the Company or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

MEXICO

Terms and Conditions

Modification. By accepting the Restricted Stock Units, Participant understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Policy Statement. The Award of Restricted Stock Units the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.

The Company, with registered offices at 251 Little Falls Drive, Wilmington, DE, 19808, U.S.A., is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares does not, in any way, establish an employment relationship between Participant and the Company since Participant is participating in the Plan on a wholly commercial basis and the sole employer is as applicable, nor does it establish any rights between Participant and the Service Recipient.

Plan Document Acknowledgment. By accepting the Award of Restricted Stock Units, Participant acknowledge that Participant have received copies of the Plan, have reviewed the Plan and the Award Agreement in their entirety and fully understand and accept all provisions of the Plan and the Award Agreement.

In addition, by signing the Award Agreement, Participant further acknowledges that Participant has read and specifically and expressly approve the terms and conditions in the Award

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Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and any Parent, Subsidiary or affiliates are not responsible for any decrease in the value of the Shares underlying the Restricted Stock Units.

Finally, Participant hereby declares that Participant does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of Participant's participation in the Plan and therefore grant a full and broad release to the Service Recipient, the Company and any Parent, Subsidiary or affiliates with respect to any claim that may arise under the Plan.

Spanish Translation

Modification. Al aceptar las Unidades de Accion Restringida, usted reconoce y acuerda que cualquier modification del Plan o su terminacion no constituye un cambio o desmejora de los terminos y condiciones de empleo.

Declaracion de Politica. El Otorgarmiento de Unidades de Accion Restringida de la Compañia en virtud del Plan es unilateral y discrecional y, por lo tanto, la Compañia se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier tiempo, sin responsabilidad alguna.

La Compañia, con oficinas registradas ubicadas en 251 Little Falls Drive, Wilmington, DE, 19808, U.S.A., es la unica responsable de la administración del Plan y de la participación en el mismo y la adquisición de acciones no establece de forma alguna una relación de trabajo entre usted y la Compañia, ya que su participación en el Plan es completamente comercial y el unico empleador es en caso de ser aplicable, asi como tampoco establece ningun derecho entre la persona que tenga el derecho a optar y el Empleador.

Reconocimiento del Documento del Plan. Al aceptar el Otorgamiento de las Unidades de Acciόn Restringida, usted reconoce que ha recibido copias del Plan, ha revisado el mismo, al igual que la totalidad del Acuerdo y, que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.

Adicionalmente, al firmar el Acuerdo, reconoce que ha leido, y que aprueba especifica y expresamente los términos y condiciones contenidos en la Renuncia de Derecho o Reclamo por Compensación del Acuerdo, en el cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el plan y la participación en el mismo es ofrecida por la Compañia de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañia, asi como su Sociedad controlante, Subsidiaria o Filiales no son responsables por cualquier disminución en el valor de las acciones en relación a las Unidades de Acciόn Restringida.

Finalmente, declara que no se reserva ninguna acciόn o derecho para interponer una demanda en contra de la Compañia por compensación, dano o perjuicio alguno como resultado de su participación en el Plan y, en consecuencia, otorga el más amplio finiquito al Empleador, asi como a la Compañia, a su Sociedad controlante, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud

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del Plan.

Notifications

Securities Law Information. The Restricted Stock Units and the Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Award Agreement and any other document relating to the Restricted Stock Units may not be publicly distributed in Mexico. These materials are addressed to Participant only because of Participant's existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the Mexican subsidiary of the Company made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

NETHERLANDS

There are no country specific provisions.

NEW ZEALAND

Notifications

Securities Law Information. WARNING: Participant is being granted Restricted Stock Units to acquire Shares in accordance with the terms of this Award Agreement and the Plan. The Shares, if issued, will give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, Participant will be paid only after all other creditors (including holders of preference shares, if any) have been paid. Participant may lose some or all of Participant's investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, Participant may not be given all the information usually required. Participant also will have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing.

The Company’s Shares are currently traded on the Nasdaq under the ticker symbol “NTAP” and Shares acquired under the Plan may be sold through this exchange. Participant may end up selling the Shares at a price that is lower than the value of the Shares when Participant acquired them. The price will depend on the demand for the Company’s Shares. The Company’s most recent annual report (which includes the Company’s financial statements) is available at the Company’s website at http://investors.netapp.com/. Participant is entitled to receive a copy of this

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report, free of charge, upon written request to the Company at Stock Administration at stockadmin@netapp.com.

NIGERIA

There are no country specific provisions.

NORWAY

There are no country specific provisions.

PHILIPPINES

Notifications

Securities Law Information. Participant acknowledges that Participant is permitted to sell Shares acquired under the Plan through the designated Plan broker appointed by the Company (or such other broker to whom Participant may transfer the Shares), provided that such sale takes place outside of the Philippines through the facilities of the Nasdaq on which the Shares are listed.

POLAND

Notifications

Exchange Control Information. If Participant transfers funds exceeding €15,000 in a single transaction, Participant is required to do so through a bank account in Poland. Participant is required to retain all documents connected with foreign exchange transactions for a period of five years, calculated from the end of the year when the foreign exchange transactions were made. If Participant holds Shares acquired under the Plan and/or maintain a bank account abroad and the aggregate value of Shares and/or cash held in such foreign accounts exceeds PLN 7 million, Participant must file reports on the transactions and balances of the accounts on a quarterly basis to the National Bank of Poland.

PORTUGAL

Terms and Conditions

Language Consent. Participant hereby expressly declares that Participant have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Award Agreement.

Conhecimento da Lingua. Por meio do presente, eu declaro expressamente que tem pleno conhecimento da língua inglesa e que li, compreendi e livremente aceitei e concordei com os termos e condições estabelecidas no Plano e no acordo.

Notifications

Exchange Control Information. If Participant receive Shares upon vesting, the acquisition of the Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank

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or financial intermediary will submit the report on Participant's behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, Participant is responsible for submitting the report to the Banco de Portugal.

QATAR

There are no country specific provisions.

ROMANIA

Notifications

Exchange Control Information. If Participant deposits the proceeds from the sale of Shares issued at vesting in a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. Participant should consult their personal advisor to determine whether Participant will be required to submit such documentation to the Romanian bank.

RUSSIA

Terms and Conditions

U.S. Transaction. Participant understands that the Restricted Stock Units shall be valid and this Award Agreement shall be concluded and become effective only when the Award Agreement is electronically received by the Company in the United States or a third-party designated by the Company. Upon vesting of the Restricted Stock Units, any Shares to be issued to Participant shall be delivered to Participant through a bank or brokerage account in the United States.

Securities Law Acknowledgement. Participant acknowledges that the Restricted Stock Units, the Award Agreement, the Plan and all other materials Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. The Shares acquired pursuant to the Plan have not and will not be registered in Russia nor admitted for listing on any Russian exchange for trading within Russia, and therefore, neither the Restricted Stock Units nor the Shares may be used for offering or public or private circulation in Russia. Participant acknowledges that Participant may hold Shares acquired upon settlement of the Restricted Stock Units in Participant's E*TRADE (or such other stock plan service provider as may be selected by the Company) account in the United States. However, in no event will Shares issued under the Plan be delivered to Participant in Russia. Further, Participant is not permitted to sell or otherwise dispose of Shares directly to other Russian individuals.

Notifications

Exchange Control Information. Participant may be subject to exchange control restrictions and repatriation requirements in Russia as soon as Participant intends to use those cash amounts for any purpose, including reinvestment. If the repatriation requirement applies, such funds must initially be credited to Participant through a foreign currency account at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws. Under the Directive N 5371-U of the Russian Central Bank (the “CBR”), the repatriation requirement may not apply in certain

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cases with respect to cash amounts received in an account that is considered by the CBR to be a foreign brokerage account. Participant should consult their personal legal advisor before settlement of the Restricted Stock Units, before selling Shares and before remitting any sale proceeds to Russia, as significant sanctions for violations of the Russian currency control laws may apply and these requirements are subject to change at any time, often without notice.

Foreign Asset/Account Reporting Information. Participant is required to file the following reports or notifications with the Russian tax authorities, if applicable: (i) annual cash flow reporting for an offshore brokerage account (due by June 1 each year for the previous year, with the first reporting due by June 1, 2021 for calendar year 2020); (ii) financial asset (including shares Common Stock) reporting for an offshore brokerage account (due by June 1 each year for the previous year, with the first reporting due by June 1, 2022 for calendar year 2021); and (ii) a one-time notification within one month of opening, closing, or changing details of an offshore brokerage account. Participant should consult their personal tax advisor to ensure compliance with applicable requirements.

Anti-Corruption Information. Anti-corruption laws prohibit certain public servants, their spouses and their dependent children from owning any foreign source financial instruments (e.g., shares of foreign companies such as the Company). Accordingly, Participant should inform the Company if they are covered by these laws because, in such case, Participant should not hold Shares acquired under the Plan.

SAUDI ARABIA

Notifications

Securities Law Information. The Award Agreement may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Rules on the Offer of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Award Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Award Agreement. Participant is hereby advised to conduct Participant's own due diligence on the accuracy of the information relating to the shares. If Participant does not understand the contents of the Award Agreement, Participant should consult an authorized financial advisor.

SINGAPORE

Terms and Conditions

Sale Restriction. Participant agrees that any Shares acquired pursuant to the Restricted Stock Units will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”), or pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Notifications

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Securities Law Notice. The grant of the Restricted Stock Units is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

CEO or Director Notification Obligation. If Participant is a director, associate director or shadow director of the Company’s Singapore Subsidiary or affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company's Singapore Subsidiary or affiliate in writing when Participant receives an interest (e.g, Restricted Stock Units or Shares) in the Company or any Parent, Subsidiary or affiliate. In addition, Participant must notify the Company’s Singapore Subsidiary or affiliate when Participant sells Shares or shares of any Parent, Subsidiary or affiliate (including when Participant sells Shares issued upon vesting and settlement of the Award). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Parent, Subsidiary or affiliate. In addition, a notification of Participant's interests in the Company or any Parent, Subsidiary or affiliate must be made within two days of becoming the a director, associate director or shadow director.

SLOVAKIA

Notifications

Foreign Asset / Account Reporting Information. If Participant carries on business activities as an independent entrepreneur (in Slovakian, podnikatel), Participant must report foreign assets (including any Shares) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of €2,000,000). These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia’s website at www.nbs.sk.

SLOVENIA

Terms and Conditions

Language Consent. The parties acknowledge and agree that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Dogovor o uporabi jezika. Stranke se izrecno strinjajo, da se za sklepanje Pogodbe, kot tudi vseh dokumentov, obvestil in postopkov sklenjenih neposredno ali posredno v zvezi s tem, uporablja angleški jezik.

SOUTH AFRICA

Terms and Conditions

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Taxes. By accepting the Restricted Stock Units, Participant agrees that, immediately upon vesting and settlement of the Restricted Stock Units, Participant will notify the Service Recipient of the amount of any gain realized. If Participant fails to advise the Service Recipient of the gain realized upon vesting and settlement, Participant may be liable for a fine. Participant will be solely responsible for paying any difference between the actual tax liability and the amount withheld by the Service Recipient.

Notifications

Securities Law Information. In compliance with South African securities laws, Participant acknowledge that a copy of the Company’s most recent annual report (i.e. Form 10-K) is available for review on the Company’s “Investor Relations” website at http://investors.netapp.com/ and a copy of the ESPP Prospectus is available at http://fo.netapp.com/corporate-controller/stock/.

(i) a copy of the Company’s most recent annual report (i.e., Form 10-K); and

(ii) a copy of the Plan Prospectus.

A copy of the above documents will be sent to Participant free of charge on request to Stock Admin at stockadmin@netapp.com.

Participant should carefully read the materials provided before making a decision whether to accept the Award. In addition, Participant should contact Participant's tax advisor for specific information concerning Participant's personal tax situation with regard to Plan participation.

Exchange Control Information. Participant should consult with their personal advisor to ensure compliance with any applicable exchange control laws and regulations in South Africa, as such regulations are subject to frequent change. Participant is responsible for ensuring compliance with all exchange control laws and regulations in South Africa.

SPAIN

Terms and Conditions

Labor Law Acknowledgement. The following provision supplements Section 13 of the Award Agreement:

By accepting the Award, Participant consents to participation in the Plan, and acknowledges that Participant has received a copy of the Plan document. Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to make Awards of Restricted Stock Units under the Plan to individuals who may be Service Providers throughout the world. The decision is limited and entered into based upon the express assumption and condition that any Restricted Stock Units will not economically or otherwise bind the Company or any Parent or Subsidiary, including the Service Recipient, on an ongoing basis, other than as expressly set forth in the Award Agreement. Consequently, Participant understands that the Award is given on the assumption and condition that the Restricted Stock Units shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or affiliate, including the Service Recipient) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore,

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Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from the Award, which is gratuitous and discretionary, since the future value of the Restricted Stock Units and the underlying Shares is unknown and unpredictable. Participant also understands that this Award would not be made but for the assumptions and conditions set forth herein above; thus, Participant understands, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the Restricted Stock Units and any right to the underlying Shares shall be null and void.

Further, Participant's participation in the Plan is expressly conditioned on Participant's continued and active rendering of service, such that if Participant ceases to be a Service Provider for any reason whatsoever, Participant's participation in the Plan will cease immediately. This will be the case, for example, even if (1) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) Participant's continuous status as a Service Provider ceases due to a change of work location, duties or any other employment or contractual condition; (4) Participant's continuous status as a Service Provider ceases due to a unilateral breach of contract by the Company or any of its affiliates; or (5) Participant's continuous Service terminates for any other reason whatsoever. Consequently, upon termination of Participant's continuous for any of the above reasons, Participant automatically lose any right to participate in the Plan on the date of Participant's termination as a Service Provider, as described in the Plan and the Award Agreement.

Notifications

Securities Law Information. The Restricted Stock Unit and Shares described in the Award Agreement do not qualify under Spanish regulations as securities. No “offer of securities to the public”, as defined under Spanish law, has taken place or will take place in the Spanish territory. The Award Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. The acquisition of Shares and subsequent sales of Shares must be declared for statistical purposes to the Dirección General de Comercio e Inversiones (the “DGCI”). Because Participant will not purchase or sell the Shares through the use of a Spanish financial institution, Participant will need to make the declaration by filing a D-6 form with the DGCI. Generally, the D-6 form must be filed each January while the Shares are owned. However, if the value of the Shares acquired under the Plan or the amount of the sale proceeds exceeds €1,502,530, the declaration must be filed within one month of the acquisition or sale, as applicable.

In addition, any securities accounts (including brokerage accounts held abroad), as well as the securities (including Shares) held in such accounts, may need to be declared electronically to the Bank of Spain, depending on the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year.

Foreign Asset/Account Reporting Information. Rights or assets (e.g., Shares or cash held in a bank or brokerage account) held outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31, must be reported on Participant's annual tax return. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by the following March 31.

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SWEDEN

Tax Obligations. The following provisions supplement Section 7 of the Award Agreement:

Without limiting the Company’s and the Service Recipient's authority to satisfy their withholding obligations for Tax Obligations as set forth in Section 7 of the Award Agreement, in accepting the Restricted Stock Units, Participant authorizes the Company and/or the Service Recipient to withhold Shares or to sell Shares otherwise deliverable to Participant to satisfy Tax Obligations, regardless of whether the Company and/or the Employer has an obligation to withhold such Tax Obligations.

SWITZERLAND

Notifications

Securities Law Information. The grant of the Restricted Stock Units and the issuance of any shares of Common Stock is not intended to be a public offering in Switzerland. Neither this document nor any other materials relating to the Restricted Stock Units constitute a prospectus as such term is understood pursuant to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), and neither this document nor any other materials relating to the Restricted Stock Units may be publicly distributed nor otherwise made publicly available in Switzerland. Neither this document nor any other offering or marketing material relating to the Restricted Stock Units have been or will be filed with, or approved or supervised by, any Swiss reviewing body according to article 51 FinSA or Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, Participant must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank. Please consult Participant's personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

THAILAND

Notifications

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Exchange Control Information. If Participant receives funds in connection with the Plan (e.g., dividends, sale proceeds) with a value equal to or greater than US$50,000, Participant is required to immediately repatriate such funds to Thailand. Any foreign currency repatriated to Thailand must be converted to Thai Baht or deposited into a foreign currency deposit account opened with any commercial bank in Thailand acting as the authorized agent within 360 days from the date the funds are repatriated to Thailand. Participant is also required to inform the authorized agent of the details of the foreign currency transaction, including Participant's identification information and the purpose of the transaction.

TURKEY

Notifications

Securities Law Information. Participant is permitted to sell Shares acquired under the Plan provided the resale of such Shares takes place outside of Turkey through facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the Nasdaq.

Exchange Control Information. In certain circumstances, Participant is permitted to acquire and sell securities on a non-Turkish stock exchange only through a financial intermediary licensed in Turkey. Therefore, Participant may be required to appoint a Turkish broker to assist with the sale of the Shares acquired under the Plan.

UNITED ARAB EMIRATES

Notifications

Securities Law Information. The Restricted Stock Units granted under the Plan are being offered only to eligible employees of the Company and are in the nature of providing equity incentives to eligible employees of the Company. Any documents related to the Restricted Stock Units, including the Plan, the Award Agreement and any other grant documents (“Award Documents”), are intended for distribution only to such eligible employees and must not be delivered to, or relied on by, any other person.

The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any Award Documents or any other incidental communication materials distributed in connection with the Restricted Stock Units. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Award Documents or taken steps to verify the information set out in them, and thus, is not responsible for their content.

Participant should, as a prospective stockholder, conduct Participant's own due diligence on the securities. If Participant does not understand the contents of the Award Documents, Participant should consult an authorized financial advisor.

UNITED KINGDOM

Terms and Conditions

Form of Settlement. Restricted Stock Units granted to employees resident in the United Kingdom shall be paid in Shares only, notwithstanding any discretion to settle Restricted Stock Units in cash as set out in Section 2 of the Award Agreement and Section 10.4 of the Plan.

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Joint Election for Transfer of Liability for Employer National Insurance Contributions. Participant's participation in the Plan, and settlement of the Restricted Stock Units upon vesting is conditional on accepting any liability for secondary Class 1 National Insurance contributions that may be payable by the Company or other Service Recipient (and any successor to the Company and/or other Service Recipient) in connection with the Restricted Stock Units and any event giving rise to Tax Obligations (the “Employer NICs”) and Participant hereby irrevocably agree to accept any such liability with respect to Employer NICs..

Without prejudice to the foregoing, Participant agree to execute a joint election with the Company, the form of such joint election (the “Joint Election”)having been approved by formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company or other Service Recipient. Participant further agrees that the Company or other Service Recipient (and any successor to the Company and/or other Service Recipient) may collect the Employer NICs from Participant by any of the means set forth in the Plan or Section 7 of the Award Agreement.

If Participant does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by Participant and the Company or the Parent or Subsidiary employing or retaining Participant, as applicable, the Company, in its sole discretion and without any liability to Participant, may choose not to issue or deliver any Shares to Participant at vesting and Participant will forfeit Participant's Restricted Stock Units.

Tax and National Insurance Contributions Acknowledgment. The following provisions supplement Section 7 of the Agreement:

Without limitation to Section 7 of the Award Agreement, Participant agrees that Participant is liable for all Withholding Obligations and hereby covenant to pay all such Withholding Obligations, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agree to indemnify and keep indemnified the Company and the Service Recipient against any Withholding Obligations that they are required to pay or withhold or have paid or will pay on Participant's behalf to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act) the foregoing provision will not apply. In this case, the amount of any income tax not collected within 90 days of the end of the U.K. tax year in which the event giving rise to the Withholding Obligations occurs may constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer (as appropriate) the amount of any National Insurance Contributions due on this additional benefit, which the Company or the Service Recipient may collect from Participant by any of the means referred to in the Plan or Section 7 of the Award Agreement.

UNITED STATES

There are no country specific provisions.

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***

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COUNTRY-SPECIFIC CONSENTS AND NOTIFICATIONS

FOR THE NETAPP, INC.

RESTRICTED STOCK UNIT AGREEMENT (PERFORMANCE-BASED)

AUSTRALIA

OFFER DOCUMENT

NETAPP, INC.

2021 EQUITY INCENTIVE PLAN

OFFER TO AUSTRALIAN RESIDENT EMPLOYEES

Investment in Common Stock involves a degree of risk. Employees who participate in the NetApp, Inc. 2021 Equity Incentive Plan (the “Plan”) should monitor their participation and consider all risk factors relevant to the acquisition of Restricted Stock Units under the Plan as set out in this Offer Document and the Additional Documents. Any information given by the Company or its subsidiaries in relation to Restricted Stock Units granted under the Plan, including the information contained in this Offer Document and the Additional Documents is not financial product advice. It is general information only and does not take into account Participant's personal objectives, financial situation and needs. Employees should consider seeking advice from an independent person licensed by the Australian Securities and Investments Commission (“ASIC”) to give such advice regarding their participation in the Plan.

OFFER TO AUSTRALIAN RESIDENT EMPLOYEES

NETAPP, INC.

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2021 EQUITY INCENTIVE PLAN

We are pleased to provide Participant with this Offer Document setting out information regarding participation in the NetApp, Inc. 2021 Equity Incentive Plan (the “Plan”) to eligible employees and salaried directors of NetApp, Inc. (the “Company”) and its designated subsidiaries (including its Australian subsidiaries) who are residents of Australia (“Australian Employees”).

The Company has adopted the Plan to provide eligible employees with the opportunity to acquire stock ownership in the Company.

The Plan and this Offer Document are intended to comply with the provisions of the Corporations Act 2001 (the “Corporations Act”), ASIC Regulatory Guide 49 and ASIC Class Order 14/1000.

Capitalized terms used but not defined in this Offer Document have the same meanings given to such terms in the Plan.

1.
OFFER OF RESTRICTED STOCK UNITS

This is an offer made by the Company under the Plan to eligible Australian Employees for no consideration.

Each Restricted Stock Unit represents the right to receive, on the date the Restricted Stock Unit becomes vested, a fully-paid share of the Company's Common Stock (“Share”) or a cash amount equal to the value of a Share if the Company elects to settle the Restricted Stock Unit in cash.

2.
TERMS OF GRANT

The terms of the grant are set forth in: (a) the Plan; and (b) the Restricted Stock Unit Agreement (Performance-Based); and are further described in (c) this Offer Document ((a), (b) & (c) together, the “Terms and Conditions”). By electing to participate in the Plan, Participant will be bound by the Terms and Conditions.

3.
ADDITIONAL DOCUMENTS

In addition to this Offer Document, Participant is being provided with the following documents (the “Additional Documents”):

(i)
the Plan;
(ii)
the U.S. Prospectus to the Plan, dated September 2021 (the “Prospectus”); and
(iii)
the Restricted Stock Unit Agreement (Performance-Based).

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The Plan and the Restricted Stock Agreement set out, among other details, the key features of Participant's grant of RSUs and the consequences of a change in the nature or status of Participant's employment or Participant's RSUs. The rest of the Additional Documents provide further information to help Participant to make an informed investment decision in relation to Participant's grant of RSUs.

None of the Additional Documents constitutes a prospectus for the purposes of the Corporations Act.

To the extent of any inconsistency between this Offer Document and the Plan, the Prospectus or the Stock Purchase Agreement, the terms of the Plan will prevail.

4.
RELIANCE ON STATEMENTS

Participant should not rely upon any oral statements made to Participant in relation to this offer. Participant should only rely upon the statements contained in this Offer Document and the Additional Documents when considering Participant's participation in the Plan.

5.
HOW DOES THE PLAN WORK?

Eligible employees are offered participation in the Plan. If they elect to participate, they will be granted Restricted Stock Units.

Restricted Stock Units will vest in accordance with the vesting schedule set out in the Restricted Stock Unit Agreement (Performance-Based), subject to the participant's continuous service through to each relevant vesting date. Restricted Stock Units will be subject to forfeiture and restrictions on transfer until they vest. Those forfeiture conditions and restrictions are also set out in the Restricted Stock Unit Agreement (Performance-Based).

6.
WHAT PRICE DO I PAY FOR THE SHARES?

None.

7.
HOW WILL I RECEIVE SHARES?

The Shares will be issued in Participant's name on the relevant vesting date (or shortly thereafter) and will be delivered to the brokerage account Participant is required to set up with the Company’s designated broker prior to the relevant vesting date.

8.
WHEN CAN I SELL / TRANSFER THE SHARES?

Restricted Stock Units are generally non-transferable until they vest.

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Participant can sell, transfer and/or encumber the Shares as soon as they are deposited into Participant's brokerage account, subject to any applicable provisions of the Company’s insider trading policy and insider trading / market abuse laws.

9.
WHAT HAPPENS UPON CESSATION OF EMPLOYMENT?

On cessation of employment for any reason, any unvested Restricted Stock Units will be forfeited by Participant at no cost to the Company. For the avoidance of doubt, after cessation of Participant's employment, Participant will continue to hold any Shares previously received on vesting of Participant's Restricted Stock Units.

10.
WHAT IS A SHARE IN THE COMMON STOCK OF THE COMPANY?

Shares of common stock in a U.S. corporation are analogous to ordinary shares of an Australian corporation. Each holder of a share of common stock is entitled to one vote for every share held.

Dividends may be paid on the Shares out of any funds of the Company legally available for dividends at the discretion of the board of directors of the Company.

The Shares are listed and may be traded on the Nasdaq Stock Market in the U.S. (NASDAQ:NTAP).

Shares are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.

11.
WHAT ADDITIONAL RISK FACTORS APPLY TO AUSTRALIAN RESIDENTS' PARTICIPATION IN THE PLAN?

Participant should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of Shares.

For example, the price at which Shares are quoted on the Nasdaq may increase or decrease due to a number of factors. There is no guarantee that the price of the Shares will increase. Factors which may affect the price of the Shares include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

More information about potential factors that could affect the Company’s business and financial results is included in the Company’s most recent filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Reports on Form 10-Q and, following the close of the Company’s fiscal year, the Company’s Annual Report on Form 10-K. Copies of these reports are available at https://www.sec.gov or on the Company’s Investor Relations website at http://investors.netapp.com/investor-relations.

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In addition, the value of the Shares Participant acquires at vesting will be affected by the U.S./Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.

12.
CAN THE PLAN BE MODIFIED OR TERMINATED?

The board of directors of the Company may, from time to time, amend, alter, suspend or terminate the Plan at any time. In addition, some amendments to the Plan may require shareholder approval.

13.
WHAT ARE THE AUSTRALIAN TAXATION CONSEQUENCES OF PARTICIPATION IN THE PLAN?

The following is a general summary of the Australian tax consequences of Participant's participation in the Plan as of December 2021. Participant should not rely on the summary as anything other than a broad guide and Participant should obtain independent taxation advice specific to Participant's particular circumstances to understand how Participant's participation in the Plan may impact Participant. The summary below assumes that Participant is resident in Australia for the entire vesting period. If Participant was working/ residing in another country during the vesting period, Participant may be subject to tax in such country. The summary also assumes that when Participant sells Shares acquired under the Plan, the sale will occur in an arms’ length transaction (this generally will be the case if Participant sell Participant's Shares on the Nasdaq).

Enrollment in the Plan: No tax.

Acquisition of Shares under the Plan: Restricted Stock Units are taxed at vesting (or an earlier applicable taxing point, as described below) based on the market value of the Shares received (assuming the Shares are not otherwise subject to any additional restrictions) or the amount of cash paid.

Under the Plan, Restricted Stock Units should qualify for a deferral of the taxing point under Australian income tax laws. Australian tax in respect of these Restricted Stock Units will be deferred until the earlier of any of the following taxing points:

(a)
the vesting of the Restricted Stock Units;
(b)
cessation of Participant's employment; or
(c)
15 years from the granting of the Restricted Stock Units.

In the event that Participant receives Shares subject to restrictions (that is, the Shares received cannot be sold by Participant unless certain conditions are satisfied), then the taxing point should arise once the restrictions are removed (and the tax will be based on the then market value of the Shares).

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If Participant is paid a cash amount equal to the market value of the Shares as at the vesting date, this amount is reported as salary and wages income in Participant's income tax return for the year in which the Restricted Stock Units vested. In this case, Participant's employer will be required to withhold amounts from these payments and Participant will receive the “net” or “after tax” amount.

Tax Payment/ Reporting: Generally, Participant's employer only will be required to withhold for taxes due by Participant if Restricted Stock Units are settled in cash.

The Company will report the taxable amount at vesting to the Australian Tax Office (“ATO”) by 14 August after the end of the financial year in which the vesting occurs. The Company will provide Participant with an "ESS Statement" by 14 July after the end of that financial year. Participant will be required to pay the taxes due to the ATO themself.

Sale of Shares: If Participant sells Shares within thirty (30) days of vesting, Participant will be taxed as described above.

Otherwise, Participant will be subject to capital gains tax when Participant sells Participant's Shares to the extent that the sale proceeds exceed Participant's cost basis in the Shares. Participant's cost basis in the Shares generally will be equal to the market value of the Shares at vesting plus any incidental costs of disposal. If Participant holds the Shares for at least twelve (12) months after acquisition (excluding the dates Participant acquired and sold the Shares), Participant may discount the amount to be included in Participant's assessable income by fifty-percent (50%). If the sale proceeds are lower than Participant's cost basis in the Shares sold, Participant will realize a capital loss which may be used to offset capital gains realized in the current tax year or in any subsequent tax year, but may not be used to offset other types of income (e.g., salary or wage income). Participant is responsible for reporting and paying any tax due in relation to the sale of Shares.

14.
WHAT ARE THE U.S. TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN?

Employees will not be subject to U.S. tax by reason only of their participation in the Plan. However, liability for U.S. taxes may occur if an employee is otherwise subject to U.S. taxes. In addition, any dividends paid to employees will be subject to U.S. tax.

The above is an indication only of the likely U.S. taxation consequences for Australian Employees who participate in the Plan. Employees should seek their own advice as to the U.S. taxation consequences of participation.

We urge Participant to carefully review the information contained in this Offer Document and the Additional Documents.

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Yours sincerely

NetApp, Inc.

* * *

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DENMARK

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK

ARBEJDSGIVERERKLÆRING

2021 LANGSIGTET INCITAMENTSORDNING

I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret mv. i ansættelsesforhold som ændret pr. 1. januar 2019 ("Aktieoptionsloven") er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger vedrørende tildelingen af betingede aktier ("RSU'er") i henhold til NetApp, Inc.'s ("Selskabet") 2021 Langsigtet Incitamentsordning ("Ordningen").

Denne erklæring indeholder oplysninger om din deltagelse i Ordningen som påkrævet i henhold til Aktieoptionsloven. De nærmere vilkår for Ordningen er beskrevet i Ordningen samt i øvrige dokumenter, herunder i RSU-aftalen og de dertil hørende landetillæg ("Aftalen"), som er udleveret til dig. Begreber, der står med stort begyndelsesbogstav i denne arbejdsgivererklæring, men som ikke er defineret heri, har den i Ordningen definerede betydning.

1.
Tildelingsdato

Tildelingsdatoen er den dato, der fremgår af RSU-aftalen.

2.
Kriterier eller betingelser for tildeling af RSU'er

Tildelingen af RSU'er i henhold til Ordningen sker efter Primærudvalgets eget skøn. Primærudvalget kan til enhver tid ændre, modificere, suspendere eller indstille Ordningen helt eller delvist med de begrænsninger, der fremgår af Ordningen. I henhold til Ordningens bestemmelser har du ikke nogen ret til eller noget krav på fremover at få tildelt RSU'er.

3.
Modningsdato

RSU'erne modnes over tid, forudsat at du fortsat er ansat. De nærmere modningsbetingelser, som gælder for tildelingen, fremgår af din Aftale. RSU'erne konverteres til Ordinære Aktier ved modning.

4.
Udnyttelseskurs

Du skal ikke betale noget vederlag for RSU'erne, ligesom du ikke skal betale noget for at modtage de Ordinære Aktier ved modning.

5.
Din retsstilling i forbindelse med fratræden

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Eventuelle umodnede RSU'er og retten til at købe Ordinære Aktier i henhold til Aftalen bortfalder øjeblikkeligt på det tidspunkt, hvor du fratræder uanset årsag.

6. Økonomiske aspekter ved at deltage i Ordningen

Tildelingen af RSU'er har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af RSU'erne indgår ikke i beregningen af feriepenge, pensionsbidrag eller andre lovpligtige, vederlagsafhængige ydelser.

Aktier er finansielle instrumenter, og investering i Ordinære Aktier vil altid være forbundet med en økonomisk risiko. Muligheden for en gevinst på det tidspunkt, hvor du sælger de Ordinære Aktier afhænger ikke alene af Selskabets økonomiske udvikling, men også af den generelle udvikling på aktiemarkedet mv. Den fremtidige værdi af de Ordinære Aktier kendes ikke og kan ikke forudsiges med sikkerhed.

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NICs JOINT ELECTION FOR UK PARTICIPANTS FOR THE NetApp, Inc. 2021 EQUITY INCENTIVE PLAN

(the “Election”)

Important Note on the Election to Transfer Employer’s NICs

As a condition of Participant's participation in the NetApp, Inc. 2021 Equity Incentive Plan, Participant is required to enter into the Election to transfer to Participant any liability for employer National Insurance contributions (“Employer NICs”) that may arise in connection with Participant's participation in the Plan.

By accepting Participant's Restricted Stock Unit award (the “Award”) (whether by signing the applicable award or by clicking on the “ACCEPT” box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box), Participant indicates Participant's acceptance to transfer Employer’s NICs and to be bound by the terms of the Election. Participant should read this important note and the Election in their entirety before accepting the applicable award agreement and the Election. Please print and keep a copy of the Election for your records.

By entering into the Election:

•
Participant agrees that any Employer’s NICs liability that may arise in connection with Participant's participation in the Plan will be transferred to Participant;

•
Participant authorises Participant's employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant's salary or other payments due or the sale of sufficient shares acquired pursuant to Participant's Awards; and

•
Participant acknowledges that the Company or Participant's employer may require Participant to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election even if Participant has accepted the applicable award agreement or the Election through the Company’s electronic acceptance procedure.

Joint Election for Transfer of Liability for

Employer National Insurance Contributions to Employee

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.
The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options and/or restricted stock units (the “Awards”) pursuant to the NetApp, Inc. 2021 Equity Incentive Plan (the “Plan”), and

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B.
NetApp, Inc., a Delaware corporation, with registered offices at 251 Little Falls Drive, Wilmington, DE, 19808, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.
Introduction

1.1
This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2
In this Election the following words and phrases have the following meanings:

(a)
“Chargeable Event” means any event giving rise to Relevant Employment Income.

(b)
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)
“Relevant Employment Income” from Awards on which Employer's National Insurance Contributions becomes due is defined as:

(i)
an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)
an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)
any gain that is treated as remuneration derived from the earner's employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)
the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)
the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)
the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(d)
“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.
The Election

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The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature process if made available by the Company), as applicable, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.
Payment of the Employer’s Liability

3.1
The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(a)
by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(b)
directly from the Employee by payment in cash or cleared funds; and/or

(c)
by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or

(d)
where the proceeds of the gain are to be paid through a third party, the Employee will authorize that party to withhold an amount from the payment or to sell some of the securities which the Employee is entitled to receive in respect of the Awards, such amount to be paid in sufficient time to enable the Company and/or the Employer to make payment to HMRC by the due date; and/or

(e)
by any other means specified in the applicable Restricted Stock Unit agreement entered into between the Employee and the Company.

3.2
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

3.3
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.
Duration of Election

4.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3 This Election will continue in effect until the earliest of the following:

(a)
the date on which the Employee and the Company agree in writing that it should cease to have effect;

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(b)
the date on which the Company serves written notice on the Employee terminating its effect;

(c)
the date on which HMRC withdraws approval of this Election; or

(d)
the date on which, after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.4 This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by signing this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature process if made available by the Company), the Employee agrees to be bound by the terms of this Election.

……………………………………….. …./…./……….

Signature (Employee) Date

Acceptance by the Company

The Company acknowledges that, by signing this Election (including by electronic signature process) or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on

behalf of the Company ____________________

Position ____________________

Date ____________________

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Schedule of Employer Companies

The employing companies to which this Election relates include:

Name	NetApp UK Ltd
Registered Office:	Oxford Road Building 1 Rivermead Uxbridge Middlesex UB9 4BF United Kingdom
Company Registration Number:	2998329
Corporation Tax Reference:	GB664704033
PAYE Reference:	073/N4155

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NetApp - FY 23 Performance Based RSU Agreement (2021 EIP) (Billings) 4857-5107-8430 v.2 - 5/9/2022 4:58:07 PM